SUPPLEMENT TO SECURITY AGREEMENT

Supplement No. 1 (this "Supplement") dated as of November 16, 2007, to the Security Agreement dated as of July 3, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") by each of the parties listed on the signature pages thereto and those additional entities that thereafter become grantors thereunder (collectively, jointly and severally, "Grantors" and each individually "Grantor") and WELLS FARGO FOOTHILL, INC. in its capacity as Agent for the Lender Group and the Bank Product Providers (together with its successors and assigns in such capacity, "Agent").

WITNESSETH:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of November 16, 2007 (as amended, restated, supplemented, renewed, extended, replaced or otherwise modified from time to time, including all schedules thereto, the "Credit Agreement") by and among Take-Two Interactive Software, Inc., a Delaware corporation ("Parent"), each of Parent's Subsidiaries identified on the signature pages thereof as Borrowers (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as "Borrowers"), each of Parent's Subsidiaries identified on the signature pages thereof as Guarantors (such Subsidiaries are referred to hereinafter each individually as a "Guarantor", and individually and collectively, jointly and severally, as "Guarantors"), the lenders from time to time party thereto as "Lenders" ("Lenders"), Citicapital Commercial Corporation, as the syndication agent for the Lenders ("Syndication Agent") and Agent, the Lender Group is willing to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or the Credit Agreement;

WHEREAS, Grantors have entered into the Security Agreement in order to induce the Lender Group to make certain financial accommodations to Borrowers; and

WHEREAS, pursuant to Section 5.16 of the Credit Agreement, new direct or indirect Subsidiaries of Borrowers and Guarantors (other than Inactive Subsidiaries), must execute and deliver to Agent certain Loan Documents, including the Security Agreement, and the execution of the Security Agreement by the undersigned new Grantor or Grantors (collectively, the "New Grantors") may be accomplished by the execution of this Supplement in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.  In accordance with Section 24 of the Security Agreement, each New Grantor, by its signature below, becomes a "Grantor" under the Security Agreement with the same force and effect as if originally named therein as a "Grantor" and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a "Grantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor" thereunder are true and correct on and as of the date hereof, in all material respects. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby grant, assign, and pledge to Agent, for the benefit of the Lender Group and the Bank Product Providers, a continuing security interest in and security title to all assets of such New Grantor including, all property of the type (including the exceptions) described in Section 2 of the Security Agreement to secure the full and prompt payment of the Secured Obligations, including, any interest thereon, plus reasonable attorneys' fees and expenses if the Secured Obligations represented by the Security Agreement are collected by law, through an attorney-at-law, or under advice therefrom. Schedule 1, "Commercial Tort Claims", Schedule 2, "Copyrights", Schedule 3, "Intellectual Property Licenses", Schedule 4, "Patents", Schedule 5, "Pledged Companies", Schedule 6, "Trademarks", Schedule 7, "Owned Real Property", Schedule 8, "List of Uniform Commercial Code Filing Jurisdictions", Schedule 9, "Motor Vehicles", and Schedule 10, "Pledged Notes" attached hereto supplement Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6, Schedule 7, Schedule 8, Schedule 9, and Schedule 10 respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement. Each reference to a "Grantor" in the Security Agreement shall be deemed to include each New Grantor. Notwithstanding anything to the contrary contained in the Security Agreement, the security interest granted by U.K. Guarantor or any other Foreign Subsidiary that becomes a Grantor under the Security Agreement, respectively, shall only secure the payment and performance of all the Secured Obligations of U.K. Borrower and U.K. Guarantor, respectively, and not the Secured Obligations of any other Grantor. The Security Agreement is incorporated herein by reference.

2.  Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Supplement has been duly executed and delivered by such New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.  This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof.

4.  Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

5.  This Supplement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

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IN WITNESS WHEREOF, each New Grantor and Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTORS:

TAKE-TWO GB LIMITED, a company incorporated under the laws of England and Wales

By: /s/ Daniel P. Emerson
Name: Daniel P. Emerson
Title: Director

JOYTECH EUROPE LIMITED a company incorporated under the laws of England and Wales

By: /s/ Daniel P. Emerson
Name: Daniel P. Emerson
Title: Director

TAKE TWO INTERACTIVE SOFTWARE EUROPE LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel P. Emerson
Name: Daniel P. Emerson
Title: Director

DMA DESIGN HOLDINGS LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel P. Emerson
Name: Daniel P. Emerson
Title: Director

ROCKSTAR LINCOLN LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel P. Emerson
Name: Daniel P. Emerson
Title: Director

ROCKSTAR LEEDS LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel P. Emerson
Name: Daniel P. Emerson
Title: Director

ROCKSTAR LONDON LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel P. Emerson
Name: Daniel P. Emerson
Title: Director

ROCKSTAR NORTH LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel P. Emerson
Name: Daniel P. Emerson
Title: Director

ROCKSTAR INTERNATIONAL LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel P. Emerson
Name: Daniel P. Emerson
Title: Director

VENOM GAMES LIMITED a company incorporated under the laws of England and Wales
By: /s/ Daniel P. Emerson
Name: Daniel P. Emerson
Title: Director

TAKE TWO INTERNATIONAL SA, a company incorporated under the laws of Switzerland

By: /s/ Daniel P. Emerson
Name: Daniel P. Emerson
Title: Director

AGENT:	WELLS FARGO FOOTHILL, INC.

By: /s/ Tiffany Orman
Name: Tiffany Orman
Title: Vice President